UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05125

BNY Mellon Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/23

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Variable Investment Fund, Appreciation Portfolio

SEMI-ANNUAL REPORT June 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Information About the Approval of the Fund’s Amended Sub-Investment Advisory Agreement and the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements	24
Liquidity Risk Management Program	33

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided Portfolio Managers Alan Christensen, Catherine Crain, Gentry Lee, Christopher Sarofim and Charles Sheedy of Fayez Sarofim & Co., LLC sub-advisor

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Variable Investment Fund, Appreciation Portfolio’s (the “fund”) Initial shares achieved a total return of 13.87%, and its Service shares achieved a total return of 13.68%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 16.88% for the same period.2

The reporting period was characterized by easing inflation and investor anticipation of the end of the Federal Reserve’s (the “Fed”) interest-rate hiking program. The fund underperformed the benchmark, driven by stock selection in the information technology and consumer staples sectors and an overweight allocation in the energy and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets , plus any borrowings for investment purposes, in common stocks. The fund focuses on “blue-chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs.3

Easing Inflation and an Anticipated End to Rate Hiking Supported the Market

The Index rebounded from a challenging 2022 to return an ebullient 17% in the first half of 2023. Investor enthusiasm was driven by hopes that the Fed interest-rate hiking campaign was nearing an end, as evident by slowing inflation data. However, narrow market leadership, a regional banking crisis and persistent inflation remained sources of investor angst.

A deeper look at the market’s performance reveals that seven mega-cap technology companies have driven the majority of the return year to date. This narrow, tech-focused leadership has been fueled by a wave of artificial intelligence (“AI”) optimism.

After raising the federal funds rate by a total of 100 basis points (bps) in the first half of 2023, the Fed paused in June, leaving the rate at the current 5.00% – 5.25% range. The rate

2

hiking campaign has offered signs of successfully cooling the economy as labor growth decelerated and wages softened. Fed Chair Powell discussed the desire to see more data and allow time for the full impact of rate hikes to flow through the economy before continuing with rate increases. Nonetheless, while inflation has slowed, it remains significantly above the 2% desired rate, indicating the Fed may implement additional interest-rate increases later this year.

The first half of the year encompassed two earnings seasons, which revealed key themes including a still resilient consumer, corporate spending pullback, inflation easing, a weaker economic outlook and an uneven recovery in China after years of restrictive Zero COVID-19 policies. While the U.S. consumer remains resilient amid continued inflation, the labor market began to show signs of softening, which should help in the Fed’s quest to tame inflation. A banking crisis also erupted as some U.S. regional banks faced mounting losses on their long-dated bonds due to rising interest rates. Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks. Three banks in the U.S. collapsed, went into receivership and were eventually sold off to larger banks. The swift government response was enough to calm global markets, and the regional banking crisis should serve to indirectly ameliorate inflation by tightening bank lending standards.

As the market digests mixed economic datapoints, it remains in a state of suspended animation awaiting more clarity about the direction of the economy and inflation. Within the Index, the information technology, communication services and consumer discretionary sectors were relative outperformers while the utilities, energy and health care sectors were relative laggards.

Information Technology Selections and Energy Allocation Hampered Performance

The fund underperformed the Index as the dual impact of a negative allocation and selection effect detracted from relative performance in the period. In the information technology sector, the impact of a negative stock selection effect detracted from relative performance in the period. The fund’s overweight allocation in the energy sector resulted in a negative allocation effect as the sector trailed the broad index’s performance in the period. In the consumer staples sector, the overweight allocation relative to the Index resulted in a negative allocation effect, while the fund’s holdings trailed sector peers and negatively contributed to relative performance. The top detractors from relative performance included Chevron Corp., The Estee Lauder Companies, Inc., UnitedHealth Group, Inc., Hess Corp. and Johnson & Johnson.

Conversely, in the health care sector, the fund’s underweight allocation and strategic group of holdings outpaced the broader sector to contribute a positive effect. The fund also benefited from its selective holdings across the financials sector, with a particular focus on large money center bank JPMorgan Chase & Co., and by avoiding the distressed regional banks. The fund also benefited from an underweight allocation across the utilities and real estate sectors, which positively impacted relative results. The top contributors to relative performance included Microsoft Corp., Apple, Inc., Amazon.com, Inc., Alphabet, Inc. and LVMH Moet Hennessy Louis Vuitton SE.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Cautious Positioning

Equity market performance in the first half of 2023 suggests investors are embracing a narrow set of large technology companies but remain skeptical of a broader economic recovery. Consistent with our view at the beginning of the year, we still do not see reasons to be overly aggressive in such an uncertain market environment. The Fed has indicated it will pause its rate increases; however, strong retail and employment data suggest the Fed’s pause may be temporary. At present, the regional banking crisis appears to be contained, but we are vigilantly monitoring our companies for other signs of stress.

The impact of China’s reopening is also uncertain. Its available manufacturing capacity should help untangle supply chains, thereby putting downward pressure on inflation; however, a resurgent Chinese consumer could have an offsetting effect on goods prices.

Since the start of 2023, earnings estimates for the S&P 500 have fallen due to margin compression, which suggests that investors have not fully embraced the view that inflation is under control. In contrast, the fund’s holdings have superior earnings growth, and the fund is built to play both offense and defense. Against this uncertain backdrop, the fund continues to invest in financially strong, industry-leading companies led by skilled managers. We remain focused on identifying companies that are not overly capital-, energy- or labor-intensive. These businesses naturally exhibit higher margins and returns on capital, giving them an advantage in dealing with changing economic conditions and in consistently generating free cash flows positioning, which allow our portfolio to outperform over a long-term investment horizon.

July 17, 2023

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3  Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Please note: the position in security highlighted with italicized typeface was sold during the reporting period.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Appreciation Portfolio from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.51	$5.88
Ending value (after expenses)	$1,138.70	$1,136.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.26	$5.56
Ending value (after expenses)	$1,020.58	$1,019.29
†

Expenses are equal to the fund’s annualized expense ratio of .85% for Initial Shares and 1.11% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 1.4%
JPMorgan Chase & Co.	18,655		2,713,183
Capital Goods - 1.5%
Otis Worldwide Corp.	10,665		949,292
Raytheon Technologies Corp.	19,670		1,926,873
			2,876,165
Commercial & Professional Services - 1.2%
Automatic Data Processing, Inc.	6,035		1,326,433
Verisk Analytics, Inc.	5,015		1,133,540
			2,459,973
Consumer Discretionary Distribution - 4.1%
Amazon.com, Inc.	61,700	[a]	8,043,212
Consumer Durables & Apparel - 4.9%
Hermes International	800		1,740,358
LVMH Moet Hennessy Louis Vuitton SE	5,980		5,643,479
NIKE, Inc., Cl. B	20,210		2,230,578
			9,614,415
Consumer Services - 3.7%
Marriott International, Inc., Cl. A	16,575		3,044,662
McDonald's Corp.	14,590		4,353,802
			7,398,464
Energy - 9.5%
Chevron Corp.	49,280		7,754,208
Exxon Mobil Corp.	39,700		4,257,825
Hess Corp.	50,225		6,828,089
			18,840,122
Financial Services - 12.0%
BlackRock, Inc.	6,405		4,426,752
Intercontinental Exchange, Inc.	32,050		3,624,214
Mastercard, Inc., Cl. A	8,150		3,205,395
S&P Global, Inc.	11,840		4,746,538
Visa, Inc., Cl. A	32,675	[b]	7,759,659
			23,762,558
Food, Beverage & Tobacco - 7.7%
Altria Group, Inc.	8,385		379,840
Nestle SA, ADR	24,280		2,922,098
PepsiCo, Inc.	24,305		4,501,772
Philip Morris International, Inc.	36,965		3,608,523
The Coca-Cola Company	63,555		3,827,282
			15,239,515
Health Care Equipment & Services - 7.0%
Abbott Laboratories	35,200		3,837,504

6

Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Health Care Equipment & Services - 7.0% (continued)
Intuitive Surgical, Inc.	9,655	[a]	3,301,431
UnitedHealth Group, Inc.	14,000		6,728,960
			13,867,895
Household & Personal Products - 1.9%
The Estee Lauder Companies, Inc., Cl. A	14,435		2,834,745
The Procter & Gamble Company	6,500		986,310
			3,821,055
Insurance - 1.2%
The Progressive Corp.	17,945		2,375,380
Materials - 4.2%
Air Products & Chemicals, Inc.	18,390		5,508,357
The Sherwin-Williams Company	10,240		2,718,925
			8,227,282
Media & Entertainment - 4.6%
Alphabet, Inc., Cl. C	51,100	[a]	6,181,567
Comcast Corp., Cl. A	69,150		2,873,182
			9,054,749
Pharmaceuticals, Biotechnology & Life Sciences - 5.0%
AstraZeneca PLC, ADR	17,500		1,252,475
Eli Lilly & Co.	3,250		1,524,185
Novo Nordisk A/S, ADR	43,915		7,106,764
			9,883,424
Semiconductors & Semiconductor Equipment - 5.5%
ASML Holding NV	6,395		4,634,776
Texas Instruments, Inc.	34,965		6,294,399
			10,929,175
Software & Services - 13.2%
Adobe, Inc.	5,905	[a]	2,887,486
Gartner, Inc.	2,685	[a]	940,582
Intuit, Inc.	6,515		2,985,108
Microsoft Corp.	56,380		19,199,645
			26,012,821
Technology Hardware & Equipment - 7.4%
Apple, Inc.	74,980		14,543,871
Transportation - 3.2%
Canadian Pacific Kansas City Ltd.	28,495		2,301,541
Union Pacific Corp.	19,915		4,075,007
			6,376,548
Total Common Stocks (cost $64,203,191)			196,039,807

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $559,531)	5.17	559,531	[c]	559,531
Total Investments (cost $64,762,722)		99.5%		196,599,338
Cash and Receivables (Net)		.5%		948,157
Net Assets		100.0%		197,547,495

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $7,682,003 and the value of the collateral was $7,731,637, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.1
Financials	14.6
Consumer Discretionary	12.7
Health Care	12.0
Consumer Staples	9.6
Energy	9.5
Industrials	5.9
Communication Services	4.6
Materials	4.2
Investment Companies	.3
99.5

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .3%	1,281,219	9,886,614	(10,608,302)	559,531	30,954

8

Affiliated Issuers (continued)
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	514,449	(514,449)	-	4,545	††
Total - .3%	1,281,219	10,401,063	(11,122,751)	559,531	35,499

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,682,003)—Note 1(c):
Unaffiliated issuers	64,203,191	196,039,807
Affiliated issuers	559,531	559,531
Receivable for investment securities sold		1,226,967
Dividends and securities lending income receivable		147,334
Tax reclaim receivable—Note 1(b)		37,147
Receivable for shares of Beneficial Interest subscribed		6,316
Prepaid expenses		3,156
		198,020,258
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		106,530
Due to Fayez Sarofim & Co.		34,731
Payable for shares of Beneficial Interest redeemed		281,184
Trustees’ fees and expenses payable		771
Other accrued expenses		49,547
		472,763
Net Assets ($)		197,547,495
Composition of Net Assets ($):
Paid-in capital		59,511,411
Total distributable earnings (loss)		138,036,084
Net Assets ($)		197,547,495

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	157,416,623	40,130,872
Shares Outstanding	4,760,727	1,239,999
Net Asset Value Per Share ($)	33.07	32.36

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $36,577 foreign taxes withheld at source):
Unaffiliated issuers	1,545,968
Affiliated issuers	30,954
Income from securities lending—Note 1(c)	4,545
Total Income	1,581,467
Expenses:
Management fee—Note 3(a)	496,520
Sub-advisory fee—Note 3(a)	202,804
Professional fees	52,111
Distribution fees—Note 3(b)	45,770
Chief Compliance Officer fees—Note 3(b)	13,377
Prospectus and shareholders’ reports	11,125
Trustees’ fees and expenses—Note 3(c)	7,467
Custodian fees—Note 3(b)	2,890
Loan commitment fees—Note 2	1,838
Shareholder servicing costs—Note 3(b)	1,245
Miscellaneous	8,459
Total Expenses	843,606
Less—reduction in fees due to earnings credits—Note 3(b)	(741)
Net Expenses	842,865
Net Investment Income	738,602
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	5,932,499
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	17,809,094
Net Realized and Unrealized Gain (Loss) on Investments	23,741,593
Net Increase in Net Assets Resulting from Operations	24,480,195

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	738,602	1,192,100
Net realized gain (loss) on investments	5,932,499	16,343,517
Net change in unrealized appreciation (depreciation) on investments	17,809,094	(62,304,879)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,480,195	(44,769,262)
Distributions ($):
Distributions to shareholders:
Initial Shares	(13,734,459)	(49,260,114)
Service Shares	(3,319,089)	(12,305,995)
Total Distributions	(17,053,548)	(61,566,109)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,125,502	5,098,767
Service Shares	4,578,942	4,465,808
Distributions reinvested:
Initial Shares	13,734,459	49,260,114
Service Shares	3,319,089	12,305,983
Cost of shares redeemed:
Initial Shares	(12,101,370)	(21,378,557)
Service Shares	(3,731,882)	(11,004,944)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	6,924,740	38,747,171
Total Increase (Decrease) in Net Assets	14,351,387	(67,588,200)
Net Assets ($):
Beginning of Period	183,196,108	250,784,308
End of Period	197,547,495	183,196,108
Capital Share Transactions (Shares):
Initial Shares
Shares sold	34,502	140,376
Shares issued for distributions reinvested	444,213	1,375,506
Shares redeemed	(373,828)	(596,803)
Net Increase (Decrease) in Shares Outstanding	104,887	919,079
Service Shares
Shares sold	146,650	121,154
Shares issued for distributions reinvested	109,699	349,939
Shares redeemed	(118,324)	(314,330)
Net Increase (Decrease) in Shares Outstanding	138,025	156,763

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2023		Year Ended December 31,
Initial Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	31.93	53.72	47.18	42.76	35.84	44.71
Investment Operations:
Net investment income[a]	.13	.23	.23	.33	.43	.53
Net realized and unrealized gain (loss) on investments	4.08	(8.53)	11.43	7.99	11.58	(3.27)
Total from Investment Operations	4.21	(8.30)	11.66	8.32	12.01	(2.74)
Distributions:
Dividends from net investment income	(.13)	(.24)	(.22)	(.33)	(.46)	(.52)
Dividends from net realized gain on investments	(2.94)	(13.25)	(4.90)	(3.57)	(4.63)	(5.61)
Total Distributions	(3.07)	(13.49)	(5.12)	(3.90)	(5.09)	(6.13)
Net asset value, end of period	33.07	31.93	53.72	47.18	42.76	35.84
Total Return (%)	13.87[b]	(18.06)	27.13	23.69	36.10	(6.86)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	.83	.80	.81	.81	.81
Ratio of net expenses to average net assets	.85[c]	.83	.80	.81	.81	.81
Ratio of net investment income to average net assets	.84[c]	.65	.46	.80	1.10	1.30
Portfolio Turnover Rate	.87[b]	8.59	3.81	8.82	6.71	6.50
Net Assets, end of period ($ x 1,000)	157,417	148,683	200,725	298,456	273,832	225,631

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2023		Year Ended December 31,
Service Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	31.32	52.96	46.60	42.29	35.49	44.34
Investment Operations:
Net investment income[a]	.09	.14	.10	.22	.33	.42
Net realized and unrealized gain (loss) on investments	3.98	(8.38)	11.26	7.89	11.46	(3.25)
Total from Investment Operations	4.07	(8.24)	11.36	8.11	11.79	(2.83)
Distributions:
Dividends from net investment income	(.09)	(.15)	(.10)	(.23)	(.36)	(.41)
Dividends from net realized gain on investments	(2.94)	(13.25)	(4.90)	(3.57)	(4.63)	(5.61)
Total Distributions	(3.03)	(13.40)	(5.00)	(3.80)	(4.99)	(6.02)
Net asset value, end of period	32.36	31.32	52.96	46.60	42.29	35.49
Total Return (%)	13.68[b]	(18.26)	26.78	23.38	35.78	(7.10)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[c]	1.08	1.05	1.06	1.06	1.06
Ratio of net expenses to average net assets	1.11[c]	1.08	1.05	1.06	1.06	1.06
Ratio of net investment income to average net assets	.59[c]	.40	.21	.55	.85	1.05
Portfolio Turnover Rate	.87[b]	8.59	3.81	8.82	6.71	6.50
Net Assets, end of period ($ x 1,000)	40,131	34,513	50,060	136,119	128,404	112,387

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Appreciation Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Prior to February 27, 2023, Fayez Sarofim & Co. served as the sub-adviser to the fund pursuant to a sub-investment advisory agreement between the fund and Fayez Sarofim & Co. (the “Prior Sub-Investment Advisory Agreement”). Effective February 27, 2023, the Trust’s Board of Trustees (the “Board”) approved an amended sub-investment advisory agreement (the “Amended Sub-Investment Advisory Agreement”), which reflected a change in Fayez Sarofim & Co.’s corporate form, from a Texas corporation to a Delaware limited liability company, and a new name, Fayez Sarofim & Co., LLC (the “Sub-Adviser”). The sub-advisory fee payable by the fund to the Sub-Adviser under the Amended Sub-Investment Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Investment Advisory Agreement. The fund’s investment strategy and management policies did not change in connection with the implementation of the Amended Sub-Investment Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

16

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	188,655,970	7,383,837	††	-	196,039,807
Investment Companies	559,531	-		-	559,531

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses

18

on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $620 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments,

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

20

provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $2,120,857 and long-term capital gains $59,445,252. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with the Sub-Adviser, the fund pays the Sub-Adviser a monthly

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

sub-advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2023, Service shares were charged $45,770 pursuant to the Distribution Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $1,007 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $741.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $2,890 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $13,377 for services performed by the fund’s Chief Compliance Officer and his staff.

22

These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $85,031, Distribution Plan fees of $8,109, Custodian fees of $5,355, Chief Compliance Officer fees of $7,467 and Transfer Agent fees of $568.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2023, amounted to $1,619,541 and $11,108,139, respectively.

At June 30, 2023, accumulated net unrealized appreciation on investments was $131,836,616, consisting of all gross unrealized appreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

23

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees (the “Board”) held on January 11, 2023 (the “January Meeting”), the Board members, none of whom are “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) of the fund discussed with representatives of the Adviser a pending change in the corporate form of Fayez Sarofim & Co. (“Sarofim & Co.”), the fund’s sub-investment adviser pursuant to the then-current sub-investment advisory agreement (the “Prior Sub-Advisory Agreement”) between the fund and Sarofim & Co., from a Texas corporation to a Delaware limited liability company, with the Sub-Adviser to be named Fayez Sarofim & Co., LLC (“Sarofim LLC”). Sarofim & Co. and Sarofim LLC may be referred to herein as the “Sub-Adviser” as applicable. The Adviser noted that the change in the corporate form of Sarofim & Co. (the “Conversion”) was expected to be effected on or about February 28, 2023 (the “Effective Date”). In order to enable Sarofim & Co. to provide sub-investment advisory services to the fund as Sarofim LLC as of the Effective Date, the Adviser proposed amending the Prior Sub-Advisory Agreement.

At the January Meeting, the Adviser recommended the approval of an amended sub-investment advisory agreement (the “Amended Sub-Advisory Agreement”) between the fund and Sarofim LLC, pursuant to which the Sub-Adviser would continue to serve as sub-investment adviser to the fund based on the following considerations, among others: (i) theacre would be no reduction in the nature or level of services provided to the fund by the Sub-Adviser; (ii) the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments would continue to manage the fund’s investments following the Effective Date; (iii) the terms of the Amended Sub-Advisory Agreement were substantially similar in material respects to the Prior Sub-Advisory Agreement; and (iv) there would be no increase in the sub-investment advisory fee payable to the Sub-Adviser. The Board also considered the fact that the Adviser stated that there are no material changes to the information the Board had previously considered at the fund’s most recent meeting regarding consideration of the Prior Sub-Advisory Agreement (the “15(c) Meeting”), other than the information about the Conversion.

At the January Meeting, the Board, including a majority of the Board members who are not “interested persons” (as that term is defined in the 1940 Act) of the fund (the “Independent Board Members”), considered and approved the Amended Sub-Advisory Agreement. In voting to approve the Amended Sub-Advisory Agreement, the Board considered: (i) whether the approval of the agreement would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below; and (ii) an opinion of counsel to be presented to the Board prior to the Effective Date that the Conversion would not result in an “assignment” of the Prior Sub-Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, that the Amended Sub-Advisory Agreement did not require

24

the approval of fund shareholders. At the January Meeting, the Independent Board Members were represented by legal counsel that is independent of the Adviser and the Sub-Adviser in connection with their consideration of approval of the Amended Sub-Advisory Agreement. Based on their discussions and considerations, including those described below, the Board, including the Independent Board Members, approved the Amended Sub-Advisory Agreement at the January Meeting.

Nature, Extent and Quality of Services to be Provided under the Amended Sub-Advisory Agreement. At the 15(c) Meeting, the Board received and considered information regarding the nature, extent and quality of services provided to the fund by the Sub-Adviser under the Prior Sub-Advisory Agreement. The Board noted information received at regular meetings throughout the year related to the services rendered by the Sub-Adviser to the fund, including the scope and quality of the investment management and other capabilities of the Sub-Adviser. Based on such considerations, the Board concluded that the nature, extent and quality of the services provided by the Sub-Adviser were adequate and appropriate.

At the January Meeting, the Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the fund by the Sub-Adviser under the Amended Sub-Advisory Agreement would not change as a result of the Conversion. The Board members discussed with management the portfolio management strategies of the fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the fund as a result of the Conversion. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by the Sub-Adviser, and the fact that the persons responsible for portfolio management would remain the same. The Board also considered that the division of responsibilities between the Adviser and the Sub-Adviser would remain the same as it was under the Prior Sub-Advisory Agreement. The Board members also considered the financial resources available to the Sub-Adviser. At the January Meeting, the fund’s Chief Compliance Officer reported that there are would be no changes to the Sub-Adviser’s compliance program or compliance team, as a result of the Conversion.

The Board concluded that the fund will continue to benefit from the quality and experience of the Sub-Adviser’s investment professionals that will continue to provide services to the fund. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-investment advisory services expected to be provided by the Sub-Adviser pursuant to the Amended Sub-Advisory Agreement.

Fund Investment Performance. The Board members considered the investment performance of the Sub-Adviser in managing the fund’s portfolio as a factor in evaluating the Amended Sub-Advisory Agreement. At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing the performance of the fund’s Initial shares with the performance of a group of funds

25

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods. It was noted that, while the Board has found the Broadridge data generally useful, the Board members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board concluded that it was generally satisfied with the fund’s overall performance.

At the January Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s performance with its Performance Group and Performance Universe, all for various periods ended November 30, 2022. The Board discussed with representatives of the Adviser the results of the comparisons and considered the fund’s performance in light of overall financial market conditions. Where the fund’s total return performance was below the median during one or more specified periods, the Board noted the explanations from the Adviser concerning the fund’s relative performance versus the Performance Group or Performance Universe for such periods. Based on its review, the Board concluded that it continued to be generally satisfied with the fund’s historical performance under the Sub-Adviser’s management.

At the January Meeting, the Board members discussed with representatives of the Adviser that the investment strategies employed by the Sub-Adviser in the management of the fund’s assets are expected to remain the same under the Amended Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of the fund at the Sub-Adviser would remain the same. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Amended Sub-Advisory Agreement.

Sub-Advisory Fee and Expense Ratio. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and the contractual sub-investment advisory fee payable by the fund to the Sub-Adviser pursuant to the Prior Sub-Advisory Agreement, and the sub-investment advisory services provided by the Sub-Adviser. The Board considered the fee paid to the Sub-Adviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to the

26

Sub-Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the January Meeting, the Board considered the proposed fee payable under the Amended Sub-Advisory Agreement, noting that the proposed fee would be the same as that payable under the Prior Sub-Advisory Agreement for the fund. At the January Meeting, the Board reviewed updated reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of its Expense Group and Expense Universe, the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board determined that the advisory fees and other expenses were reasonable in light of the nature, extent and quality of the services to be provided to the funds under the Amended Sub-Advisory Agreement. The Board concluded that the fee payable to the Sub-Adviser under the Amended Sub-Advisory Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services expected to be provided.

Profitability. At the 15(c) Meeting, the Board received and considered a profitability analysis of the Sub-Adviser and the Adviser and its affiliates in providing services to the fund. The Adviser representatives reviewed the expenses allocated and profit received by the Sub-Adviser and by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates and the Sub-Adviser.

At the January Meeting, the Board noted that the fee payable to the Sub-Adviser under the Prior Sub-Advisory Agreement was the same as that payable under the Amended Sub-Advisory Agreement, and, thus, no material impact to profitability with respect to the fund was expected as a result of the Conversion. Therefore, the Board determined that profitability of the Adviser and its affiliates and the Sub-Adviser should not be excessive in light of the nature, extent and quality of the services to be provided to the fund under the Amended Sub-Advisory Agreement.

Economies of Scale. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the January Meeting, the Board noted that no material impact to the analysis of economies of scale was expected as a result of the Conversion and that, to the extent in

27

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to the Sub-Adviser. At the 15(c) Meeting, the Board considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments. The Board noted that the Sub-Adviser is required to select brokers who met the funds’ requirements for seeking best execution, and that the Adviser monitors and evaluates the Sub-Adviser’s trade execution with respect to fund brokerage transactions on a quarterly basis and provides reports to the Board on these matters. In light of the costs of providing investment management and other services to the fund and the Sub-Adviser’s commitment to the fund, any other ancillary benefits that the Sub-Adviser received were considered reasonable. At the January Meeting the Board determined that any such ancillary benefits continued to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the Amended Sub-Advisory Agreement effective as of the Effective Date.

************

At a meeting of the fund’s Board of Trustees held on March 14-15, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement, the “Agreements”), pursuant to which Fayez Sarofim & Co., LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or

28

intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of large-cap core funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all large-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all large-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except for the ten-year period when the fund’s total return performance was below the Performance Group median, and above the Performance Universe median for all periods, except for the one- and ten-year periods when the fund’s total return performance was below the Performance Universe median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for each of the

29

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

three- and five-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate rate pursuant to the Agreements for both investment advisory and sub-advisory services) payable by the fund to the Adviser and Sub-Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Sub-Adviser and by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates and the Sub-Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire

30

BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rates charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser

31

INFORMATION ABOUT THE APPROVAL OF THE FUND'S AMENDED SUB-INVESTMENT ADVISORY AGREEMENT AND THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

32

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

33

For More Information

BNY Mellon Variable Investment Fund, Appreciation Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co., LLC

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0112SA0623

BNY Mellon Variable Investment Fund, Government Money Market Portfolio

SEMI-ANNUAL REPORT June 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Government Money Market Portfolio from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

Expenses paid per $1,000†	$2.81
Ending value (after expenses)	$1,021.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

Expenses paid per $1,000†	$2.81
Ending value (after expenses)	$1,022.02
†	Expenses are equal to the fund’s annualized expense ratio of .56%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

2

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

U.S. Government Agencies Obligations - 19.9%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
7/3/2023, (3 Month SOFR +0.05%)	5.11	2,000,000	[a]	2,000,000
7/3/2023, (3 Month SOFR +0.05%)	5.11	3,000,000	[a]	3,000,000
Federal Home Loan Banks:
7/3/2023, (3 Month SOFR +0.01%)	5.07	3,000,000	[a]	3,000,000
7/3/2023, (3 Month SOFR +0.03%)	5.09	3,000,000	[a]	3,000,000
7/3/2023, (3 Month SOFR +0.04%)	5.10	3,000,000	[a]	3,000,000
7/3/2023, (3 Month SOFR +0.05%)	5.11	3,000,000	[a]	3,000,000
7/3/2023, (3 Month SOFR +0.05%)	5.11	4,000,000	[a]	4,000,000
7/3/2023, (3 Month SOFR +0.06%)	5.12	3,000,000	[a]	3,000,000
7/3/2023, (3 Month SOFR +0.06%)	5.12	2,000,000	[a]	2,000,000
7/3/2023, (3 Month SOFR +0.06%)	5.12	2,000,000	[a]	2,000,000
7/3/2023, (3 Month SOFR +0.07%)	5.13	2,000,000	[a]	2,000,000
7/3/2023, (3 Month SOFR +0.09%)	5.15	7,000,000	[a]	7,000,000
7/3/2023, (3 Month SOFR +0.09%)	5.15	4,000,000	[a]	4,000,000
7/25/2023	5.05	2,000,000	[b]	1,993,387
9/15/2023	5.11	2,000,000	[b]	1,978,931
2/9/2024	4.99	2,000,000	[b]	1,940,781
3/6/2024	5.33	1,000,000	[b]	964,932
4/26/2024	5.35	2,000,000		2,000,000
5/10/2024	5.24	2,000,000		2,000,000
5/28/2024	5.28	1,000,000		1,000,000
5/30/2024	5.35	1,000,000		1,000,000
7/12/2024	5.51	2,000,000		2,000,000
Federal Home Loan Mortgage Corporation:
6/18/2024	5.50	1,000,000	[c]	1,000,000
Total U.S. Government Agencies Obligations (cost $56,878,031)				56,878,031
U.S. Treasury Bills - 7.6%
7/13/2023	5.33	5,000,000	[b]	4,991,250
7/20/2023	5.24	3,000,000	[b]	2,991,846
10/3/2023	5.48	2,000,000	[b]	1,972,192
10/10/2023	5.35	2,000,000	[b]	1,970,822
11/30/2023	5.49	2,000,000	[b]	1,955,329
12/7/2023	5.45	3,000,000	[b]	2,930,437
12/14/2023	5.35	3,000,000	[b]	2,928,689
6/13/2024	5.25	2,000,000	[b]	1,904,687
Total U.S. Treasury Bills (cost $21,645,252)				21,645,252

3

STATEMENT OF INVESTMENTS (Unaudited) (continued)

U.S. Treasury Floating Rate Notes - 7.7%	Annualized Yield (%)	Principal Amount ($)		Value ($)
7/4/2023, (3 Month U.S. T-BILL -0.08%)	5.17	8,000,000	[a]	7,997,494
7/4/2023, (3 Month U.S. T-BILL +0.04%)	5.29	7,000,000	[a]	6,997,673
7/4/2023, (3 Month U.S. T-BILL +0.14%)	5.39	3,000,000	[a]	2,997,900
7/4/2023, (3 Month U.S. T-BILL +0.20%)	5.45	4,000,000	[a]	4,000,249
Total U.S. Treasury Floating Rate Notes (cost $21,993,316)				21,993,316
Repurchase Agreements - 63.1%
ABN Amro Bank, Tri-Party Agreement thru BNY Mellon, dated 6/30/2023, due at 7/3/2023 in the amount of $39,016,413 (fully collateralized by: U.S. Treasuries (including strips), 1.25%-4.13%, due 1/31/2024-11/15/2048, valued at $39,780,003)	5.05	39,000,000		39,000,000

Bank of Montreal, Tri-Party Agreement thru BNY Mellon, dated 6/30/2023, due at 7/3/2023 in the amount of $50,021,042 (fully collateralized by: Federal Home Loan Mortgage Corp Agency Collateralized Mortgage Obligation, 0.81%-4.00%, due 12/15/2042-6/15/2047, Federal Home Loan Mortgage Corp Agency Debentures and Agency Strips, 0.00%-5.00%, due 4/25/2041-9/25/2052, Federal National Mortgage Association Agency Collateralized Mortgage Obligation, 0.00%-4.00%, due 9/25/2042-11/25/2052, Federal National Mortgage Association Agency Mortgage-Backed Securities, 0.36%-0.61%, due 2/25/2029-2/25/2031, Government National Mortgage Association Agency Collateralized Mortgage Obligation, 0.00%-5.00%, due 12/16/2043-12/20/2069, valued at $54,000,000)

	5.05	50,000,000		50,000,000
Credit Agricole CIB, Tri-Party Agreement thru BNY Mellon, dated 6/30/2023, due at 7/3/2023 in the amount of $1,000,420 (fully collateralized by: U.S. Treasuries (including strips), 0.38%-4.50%, due 4/30/2024-11/15/2027, valued at $1,020,000)	5.04	1,000,000		1,000,000

4

Repurchase Agreements - 63.1% (continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
Fixed Income Clearing Corp., Tri-Party Agreement thru Northern Trust Company, dated 6/30/2023, due at 7/3/2023 in the amount of $50,021,125 (fully collateralized by: U.S. Treasuries (including strips), 3.75%, due 6/30/2030, valued at $51,000,000)	5.07	50,000,000	50,000,000
ING Financial Markets LLC, Tri-Party Agreement thru BNY Mellon, dated 6/30/2023, due at 7/3/2023 in the amount of $40,016,833 (fully collateralized by: U.S. Treasuries (including strips), 0.00%-4.00%, due 8/22/2023-2/15/2050, valued at $40,800,002)	5.05	40,000,000	40,000,000
Total Repurchase Agreements (cost $180,000,000)			180,000,000
Total Investments (cost $280,516,599)		98.3%	280,516,599
Cash and Receivables (Net)		1.7%	4,753,933
Net Assets		100.0%	285,270,532

SOFR—Secured Overnight Financing Rate

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date. Security description also includes the reference rate and spread if published and available.

b Security is a discount security. Income is recognized through the accretion of discount.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited) †	Value (%)
Repurchase Agreements	63.1
U.S. Government Agencies Obligations	19.9
U.S. Treasury Securities	15.3
98.3

† Based on net assets.

See notes to financial statements.

5

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $180,000,000) —Note 1(b)	280,516,599	280,516,599
Cash		2,121,024
Receivable for shares of Beneficial Interest subscribed		2,154,126
Interest receivable		659,383
Prepaid expenses		2,918
		285,454,050
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		141,691
Payable for shares of Beneficial Interest redeemed		8,967
Trustees’ fees and expenses payable		458
Other accrued expenses		32,402
		183,518
Net Assets ($)		285,270,532
Composition of Net Assets ($):
Paid-in capital		285,272,130
Total distributable earnings (loss)		(1,598)
Net Assets ($)		285,270,532

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	285,240,856
Net Asset Value Per Share ($)	1.00

See notes to financial statements.

6

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Interest Income	7,474,128
Expenses:
Management fee—Note 2(a)	773,417
Professional fees	48,200
Chief Compliance Officer fees—Note 2(b)	13,216
Trustees’ fees and expenses—Note 2(c)	12,827
Prospectus and shareholders’ reports	7,430
Custodian fees—Note 2(b)	6,696
Shareholder servicing costs—Note 2(b)	419
Miscellaneous	1,659
Total Expenses	863,864
Less—reduction in fees due to earnings credits—Note 2(b)	(161)
Net Expenses	863,703
Net Investment Income, representing net increase in net assets resulting from operations	6,610,425

See notes to financial statements.

7

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net Investment Income, representing net increase in net assets resulting from operations	6,610,425	3,646,922
Distributions ($):
Distributions to shareholders	(6,610,425)	(3,646,922)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	381,240,489	809,451,037
Distributions reinvested	6,613,478	3,643,869
Cost of shares redeemed	(384,095,098)	(821,062,564)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	3,758,869	(7,967,658)
Total Increase (Decrease) in Net Assets	3,758,869	(7,967,658)
Net Assets ($):
Beginning of Period	281,511,663	289,479,321
End of Period	285,270,532	281,511,663

See notes to financial statements.

8

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2023		Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.021	.013	.000[a]	.002	.017	.013
Distributions:
Dividends from net investment income	(.021)	(.013)	(.000)[a]	(.002)	(.017)	(.013)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	2.13[b]	1.26	.01	.21	1.67	1.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56[c]	.55	.55	.56	.58	.58
Ratio of net expenses to average net assets	.56[c]	.42	.05	.26	.57	.58
Ratio of net investment income to average net assets	4.27[c]	1.25	.01	.17	1.65	1.26
Net Assets, end of period ($ x 1,000)	285,271	281,512	289,479	241,270	181,934	181,596

a Amount represents less than $.001 per share.

b Not annualized.

c Annualized.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Government Money Market Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The fund is managed by Dreyfus, a division of BNY Mellon Investment Adviser, Inc. (the “Adviser”), the fund’s investment adviser and a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge.

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

10

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Trust’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the Act.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Short-Term Investments	-	280,516,599	-	280,516,599

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments. Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived

12

adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Repurchase Agreement Counterparty Risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $1,598 available for federal income tax purposes to be applied against future net realized capital

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains, if any, realized subsequent to December 31, 2022. These short-term losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2―Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

(b) The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $319 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $161.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $6,696 pursuant to the custody agreement.

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During the period ended June 30, 2023, the fund was charged $13,216 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $128,714, Custodian fees of $5,437, Chief Compliance Officer fees of $7,386 and Transfer Agent fees of $154.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3―Subsequent Event:

Effective on or about September 1, 2023 (the “Effective Date”), the Adviser will engage its affiliate, Dreyfus, to serve as the fund’s sub-adviser. Dreyfus is a division of Mellon Investments Corporation, a registered investment adviser and an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation, with its principal office located at One Boston Place, 15th Floor, Boston, MA 02108. As of the Effective Date, Dreyfus, subject to the Adviser’s supervision and approval, will provide investment advisory assistance and research and the day-to-day management of the fund’s assets.

15

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENT AND REVISED INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 14-15, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s shares with the performance of a group of U.S. government money market funds underlying variable insurance products (“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all U.S. government money market funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all U.S. government money market

16

funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Performance Group and Performance Universe comparisons were provided based on both “gross” (i.e., without including fees and expenses) and “net” (i.e., including fees and expenses) total returns. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s gross total return performance was below the Performance Group median and Performance Universe median for all periods. The Board also considered that the fund’s net total return performance was below the Performance Group median and Performance Universe median for all periods. The Board considered the relative proximity of the fund’s total return performance to the Performance Group and/or Performance Universe medians during certain periods under review.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that, for the past fiscal year, the Adviser had limited fund expenses to maintain a minimum yield pursuant to a voluntary undertaking by the Adviser in effect during the period. This undertaking is voluntary, not contractual, and may be terminated by the Adviser at any time.

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

17

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENT AND REVISED INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate

18

charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance measures; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

****************

At a meeting of the fund’s Board of Trustees (the “Board”) held on May 16, 2023 (the “May Meeting”), the Board appointed Mellon Investments Corporation (“Mellon”), through its Dreyfus division (“Dreyfus” or the “Sub-Adviser”), as the fund’s sub-investment adviser and approved a new sub-investment advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Dreyfus, a division of Mellon, whereby Mellon, through its Dreyfus division, will serve as the fund’s sub-investment adviser and provide day-to-day management of the fund’s investments, effective on or about September 1, 2023 (the “Effective Date”). The Board noted that the portfolio managers who are responsible for managing the investments of the fund are dual employees of the Adviser and Mellon, through the Dreyfus division, and currently manage the fund in their capacity as employees of the Adviser. The Board further noted that the dual employee arrangement between the Adviser and Mellon would be terminated as of the Effective Date, and the portfolio managers would no longer be employees of the Adviser. Accordingly, as of the Effective Date, the portfolio managers will manage the fund’s investments as employees of Mellon, through its Dreyfus division, pursuant to the Sub-Advisory Agreement. Mellon is an affiliate of the Adviser. In addition, at the May Meeting the Board approved revising the fund’s current investment advisory agreement (the “Current Investment Advisory Agreement”) between the Adviser and the fund to reflect the engagement of Mellon, through its Dreyfus division, as sub-adviser to the fund (the “Revised Investment Advisory Agreement” and, together with the Sub-Advisory Agreement, the “Agreements”), to be effective on the Effective Date.

19

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENT AND REVISED INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the May Meeting, the Adviser recommended the approval of the Agreements based on the following considerations, among others: (i) approval of the Agreements would permit the fund’s current portfolio managers to continue to be responsible for the day-to-day management of the fund’s portfolio after the Effective Date as employees of Mellon, through its Dreyfus division; (ii) there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund as a result of the proposed changes to the investment advisory arrangements; and (iii) the Adviser (and not the fund) will pay the Sub-Adviser for its sub-investment advisory services. The Adviser also confirmed that the appointment of Mellon, through its Dreyfus division, as the fund’s sub-investment adviser and the adoption of the Sub-Advisory Agreement would not require the approval of the fund’s shareholders under the Investment Company Act of 1940, as amended (the “1940 Act”), or the Investment Advisers Act of 1940, as amended. The Board also considered the fact that the Adviser stated that it believes there are no material changes to the information the Board had previously considered at a Board meeting on March 14-15, 2023 (the “15(c) Meeting”), at which the Board re-approved the Current Investment Advisory Agreement for the ensuing year, other than information about the appointment of Mellon, through its Dreyfus division, as the fund’s sub-adviser.

At the May Meeting, the Board members, none of whom are “interested persons” (as defined in the 1940 Act) of the fund (“Independent Trustees”), were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and Mellon. Since the Board had renewed the Current Investment Advisory Agreement at the 15(c) Meeting, and, other than as discussed below, there had been no material changes in the information presented, the Board addressed certain of the relevant considerations by reference to their considerations and determinations at the 15(c) Meeting. In considering approval of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In determining whether to approve the Agreements, the Board considered the materials presented at both the May Meeting and the 15(c) Meeting, and other information, which included: (i) a copy of the Sub-Advisory Agreement; (ii) information regarding the nature, extent and quality of the services Mellon, through its Dreyfus division, would provide to the fund; (iii) information regarding Mellon’s and the Dreyfus division’s reputation, investment management business, personnel, and operations; (iv) information regarding the level of the sub-investment advisory fee to be charged by Mellon, through its Dreyfus division; (v) information regarding Mellon’s compliance program; and (vi) Mellon’s Form ADV. The Board also considered the substance of discussions with representatives of the Adviser at the 15(c) Meeting and the May Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

20

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by the Sub-Adviser to the fund under the Sub-Advisory Agreement, the Board considered: (i) the Sub-Adviser’s organization, history, reputation, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services which would remain the same after the Effective Date; and (iii) the investment strategy for the fund, which would remain the same after the Effective Date. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the sub-investment advisory services expected to be provided to the fund by the Sub-Adviser after the Effective Date. Based on their consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser under the Sub-Advisory Agreement, as well as the Sub-Adviser’s ability to render such services based on its resources and the experience of the investment team, which will include the fund’s current portfolio managers, were adequate and appropriate for the fund in light of the fund’s investment objective, and supported a decision to approve the Sub-Advisory Agreement. The Board also considered, as it related to the Revised Investment Advisory Agreement, the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the fund’s portfolio management personnel, and the Adviser’s representation that there will be no reduction in the nature, extent or quality of services provided to the fund as a result of the proposed changes to the fund’s investment advisory arrangements.

Investment Performance. The Board had considered the fund’s investment performance and that of the investment team managing the fund’s portfolio at the 15 (c) Meeting (including comparative data provided by Broadridge Financial Solutions, Inc.). At the May Meeting, the Board reviewed updated performance information. The Board considered the performance and that the same investment professionals would continue to manage the fund’s assets after the Effective Date, as factors in evaluating the services to be provided by the Sub-Adviser under the Sub-Advisory Agreement after the Effective Date, and determined that these factors, when viewed together with the other factors considered by the Board, supported a decision to approve the Sub-Advisory Agreement and the Revised Investment Advisory Agreement.

Costs of Services to be Provided and Profitability. The Board considered the proposed fee payable under the Sub-Advisory Agreement, noting that the fee would be paid by the Adviser and, thus, would not impact the fees paid by the fund. The Board considered the fee payable to the Sub-Adviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board recognized that, because the Sub-Adviser’s fee would be paid by the Adviser, and not the fund, an analysis of profitability was more appropriate in the context of the Board’s consideration of the fund’s Current Investment Advisory Agreement, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including the Sub-Adviser, at the 15(c) Meeting. The Board concluded that the proposed fee payable to the Sub-Adviser by the Adviser was appropriate and the

21

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT AND APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENT AND REVISED INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser under the Revised Investment Advisory Agreement and the Sub-Adviser under the Sub-Advisory Agreement.

Economies of Scale to be Realized. The Board recognized that, because the fee payable to the Sub-Adviser would be paid by the Adviser, and not the fund, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Current Investment Advisory Agreement, which had been done at the 15(c) Meeting. At the 15(c) Meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Current Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund, and such ancillary benefits, if any, were determined to be reasonable.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and sub-investment advisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board members, all of whom are Independent Trustees, with the assistance of independent legal counsel, approved the Sub-Advisory Agreement and Revised Investment Advisory Agreement for the fund effective as of the Effective Date.

22

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23

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25

For More Information

BNY Mellon Variable Investment Fund, Government Money Market Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387

© 2023 BNY Mellon Securities Corporation 0117SA0623

BNY Mellon Variable Investment Fund, Growth and Income Portfolio

SEMI-ANNUAL REPORT June 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Information About the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	25
Liquidity Risk Management Program	32

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Portfolio Managers John Bailer, CFA, Karen Behr, Brian Ferguson, Keith Howell and John Porter III of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Variable Investment Fund, Growth and Income Portfolio’s (the “fund”) Initial shares achieved a total return of 17.92%, and its Service shares achieved a total return of 17.75%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 16.88% for the same period.2

U.S. stocks rose during the reporting period due to easing inflation and anticipation of the end of the Federal Reserve’s (the “Fed”) interest-rate hiking cycle. The fund outperformed the Index largely due to positioning in the health care and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer-modeling techniques, “bottom-up” fundamental analysis and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

Easing Inflation and Monetary Policy Support Markets

While markets were roiled early in the reporting period by the banking crisis that emerged in February 2023, the dominant theme during the reporting period continued to be the Fed’s continued monetary tightening policy. But the anticipated end to this policy and the emergence of the artificial intelligence (“AI”) theme provided markets with support.

The Fed reiterated its outlook that rates need to remain higher for longer, but data showed that inflation continued to slow from its peak in June 2022, and that the labor market began to soften. Though unemployment has remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook.

The first quarter 2023 earnings seasons reflected a corporate spending pullback and a focus on optimization and trimming labor costs. But the banking crisis that emerged was especially disruptive. Three regional banks—Silicon Valley Bank, Signature Bank and First Republic

2

Bank—faced mounting losses in their long-dated bond holdings as interest rates rose. Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks.

In May 2023, Congress reached an apparent standoff in the debate on the federal debt ceiling. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

Late in the period, the market benefited from investors’ anticipation of the end of the Fed’s tightening cycle. While rate cuts are not anticipated in the near term, a pause in rate hikes and a potential end to tightening boosted investor sentiment. The possibility that the economy could experience a “soft landing” and avoid recession provided some support to the market as well.

The market also was boosted by the launch of ChatGPT by Open AI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

Health Care and Consumer Staples Aided Performance

The fund’s performance was aided by sector allocation and stock selection decisions. In the health care sector, strong stock selection drove performance. The leading contributor was Align Technologies, Inc., a provider of orthodontics. The company has performed well despite some pressure on consumers, and we added to our position during the period. We believe the company will continue to gain market share. A position in Eli Lilly & Co., which is seeing strong results from its diabetes drug Mounjaro and received good test results for its Alzheimer’s treatment, also was advantageous. Decisions to avoid certain stocks in the sector also were beneficial, especially regarding Pfizer and Johnson & Johnson. These stocks were hurt in part because investors rotated away from defensive positions during the period. In the consumer staples sector, our underweight position was beneficial. We believe the investor rotation away from more defensive sectors weighed on returns.

On the other hand, the fund’s position in the materials and communication services sectors detracted from performance. In the materials sector, the fund’s position in Alcoa Corp. was the leading detractor. The position, which was a play on the reopening of China’s economy, was hurt as the company was pressured by lower aluminum prices and by the disappointing economic performance of China. In the communication services sector, the fund’s lack of exposure to Meta Platforms, Inc. (“Meta”), parent of Facebook, hampered relative returns. The fund did not own this stock because it does not pay a dividend and because, with challenges in growing its user base, it did not appear to be a growth stock. However, the stock makes up a large portion of the Index, and it performed well due to new interest in artificial intelligence and also to Meta’s cost-cutting efforts.

A Cautious Outlook

From a value or income stock perspective, we remain cautious on the market due largely to continued economic uncertainty. We are focused on stock-picking, and we are seeking to keep our exposure to economically sensitive stocks neutral versus the benchmark. We do,

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

however, have some exposures to stocks, such as Freeport McMoRan, Inc., a copper miner, and to the energy sector, both of which are leveraged to China and its reopening.

From a growth stock perspective, we are also cautious about the macroeconomy, but we are positive on the exciting developments occurring in artificial intelligence. While this has recently made headlines, companies have been investing in AI for years, and it appears it will soon begin to pay off. Data is particularly important to AI, and we believe we are positioned to capitalize on this and other aspects of AI. We’re also optimistic about long-term growth trends, particularly in health care. New developments in DNA sequencing and in the medical device field continue to present attractive opportunities.

July 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Growth and Income Portfolio from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.78	$5.13
Ending value (after expenses)	$1,179.20	$1,177.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.51	$4.76
Ending value (after expenses)	$1,021.32	$1,020.08
†

Expenses are equal to the fund’s annualized expense ratio of .70% for Initial Shares and .95% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.5%
Automobiles & Components - .4%
General Motors Co.	9,484		365,703
Banks - 2.6%
JPMorgan Chase & Co.	14,080		2,047,795
U.S. Bancorp	14,255		470,985
			2,518,780
Capital Goods - 6.4%
AMETEK, Inc.	6,106		988,439
Caterpillar, Inc.	962		236,700
Eaton Corp. PLC	3,225		648,548
Howmet Aerospace, Inc.	13,403		664,253
Ingersoll Rand, Inc.	12,585		822,556
L3Harris Technologies, Inc.	2,851		558,140
Northrop Grumman Corp.	728		331,822
Raytheon Technologies Corp.	10,520		1,030,539
Trane Technologies PLC	4,251		813,046
			6,094,043
Commercial & Professional Services - .7%
Cintas Corp.	1,305		648,689
Consumer Discretionary Distribution - 5.5%
Amazon.com, Inc.	32,101	[a]	4,184,686
Chewy, Inc., Cl. A	9,134	[a]	360,519
Farfetch Ltd., Cl. A	10,646	[a]	64,302
RH	1,076	[a,b]	354,639
Ross Stores, Inc.	2,101		235,585
			5,199,731
Consumer Durables & Apparel - .6%
Lululemon Athletica, Inc.	801	[a]	303,179
Peloton Interactive, Inc., Cl. A	30,031	[a]	230,938
			534,117
Consumer Services - 3.0%
International Game Technology PLC	40,613		1,295,149
Las Vegas Sands Corp.	15,910	[a]	922,780
Planet Fitness, Inc., Cl. A	5,669	[a]	382,317
Restaurant Brands International, Inc.	3,234		250,700
			2,850,946
Energy - 8.2%
ConocoPhillips	2,018		209,085
EQT Corp.	45,368		1,865,986
Exxon Mobil Corp.	14,052		1,507,077
Hess Corp.	7,374		1,002,495
Marathon Petroleum Corp.	5,203		606,670

6

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Energy - 8.2% (continued)
Occidental Petroleum Corp.	7,372		433,474
Schlumberger NV	31,615		1,552,929
Shell PLC, ADR	9,436		569,746
			7,747,462
Financial Services - 7.9%
Ameriprise Financial, Inc.	1,450		481,632
Ares Management Corp., Cl. A	7,623		734,476
Berkshire Hathaway, Inc., Cl. B	5,452	[a]	1,859,132
Block, Inc.	10,770	[a]	716,959
CME Group, Inc.	7,537		1,396,531
LPL Financial Holdings, Inc.	1,389		302,010
Morgan Stanley	4,205		359,107
The Charles Schwab Corp.	9,097		515,618
The Goldman Sachs Group, Inc.	920		296,737
Voya Financial, Inc.	11,562		829,111
			7,491,313
Food, Beverage & Tobacco - .4%
British American Tobacco PLC, ADR	5,584		185,389
Bunge Ltd.	2,309		217,854
			403,243
Health Care Equipment & Services - 8.5%
Alcon, Inc.	2,775		227,855
Align Technology, Inc.	1,955	[a]	691,366
Becton, Dickinson & Co.	4,998		1,319,522
Boston Scientific Corp.	6,585	[a]	356,183
DexCom, Inc.	5,986	[a]	769,261
Edwards Lifesciences Corp.	8,099	[a]	763,979
Humana, Inc.	1,562		698,417
Intuitive Surgical, Inc.	2,888	[a]	987,523
McKesson Corp.	1,326		566,613
Medtronic PLC	14,392		1,267,935
UnitedHealth Group, Inc.	888		426,808
			8,075,462
Household & Personal Products - .9%
Kenvue, Inc.	13,084	[a]	345,679
The Estee Lauder Companies, Inc., Cl. A	2,510		492,914
			838,593
Insurance - 4.2%
American International Group, Inc.	6,712		386,208
Aon PLC, Cl. A	1,379		476,031
Assurant, Inc.	8,089		1,016,949
Everest Re Group Ltd.	1,392		475,869
RenaissanceRe Holdings Ltd.	3,079		574,295

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.5% (continued)
Insurance - 4.2% (continued)
The Allstate Corp.	5,707		622,291
The Progressive Corp.	3,501		463,427
			4,015,070
Materials - 2.4%
Alcoa Corp.	23,135		784,971
CF Industries Holdings, Inc.	7,244		502,878
Freeport-McMoRan, Inc.	24,054		962,160
			2,250,009
Media & Entertainment - 7.4%
Alphabet, Inc., Cl. A	13,767	[a]	1,647,910
Alphabet, Inc., Cl. C	21,762	[a]	2,632,549
Comcast Corp., Cl. A	10,308		428,297
Netflix, Inc.	1,012	[a]	445,776
Omnicom Group, Inc.	7,287		693,358
The Interpublic Group of Companies, Inc.	17,150		661,647
The Walt Disney Company	5,327	[a]	475,595
			6,985,132
Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
AbbVie, Inc.	5,584		752,333
Alnylam Pharmaceuticals, Inc.	1,147	[a]	217,861
BioMarin Pharmaceutical, Inc.	3,756	[a]	325,570
Bio-Techne Corp.	5,346		436,394
Danaher Corp.	5,175		1,242,000
Eli Lilly & Co.	5,086		2,385,232
Gilead Sciences, Inc.	12,399		955,591
Horizon Therapeutics PLC	2,836	[a]	291,683
Illumina, Inc.	3,502	[a]	656,590
Merck & Co., Inc.	3,182		367,171
Repligen Corp.	2,488	[a]	351,952
Sanofi, ADR	22,809		1,229,405
Sarepta Therapeutics, Inc.	5,899	[a]	675,554
Seagen, Inc.	1,209	[a]	232,684
			10,120,020
Real Estate Management & Development - 1.0%
CoStar Group, Inc.	10,796	[a]	960,844
Semiconductors & Semiconductor Equipment - 5.3%
Applied Materials, Inc.	11,137		1,609,742
Micron Technology, Inc.	5,333		336,566
NVIDIA Corp.	7,321		3,096,929
			5,043,237
Software & Services - 11.5%
Ansys, Inc.	2,045	[a]	675,402
Bill Holdings, Inc.	3,403	[a]	397,641

8

Description		Shares		Value ($)
Common Stocks - 97.5% (continued)
Software & Services - 11.5% (continued)
Dolby Laboratories, Inc., Cl. A		4,885		408,777
Dynatrace, Inc.		5,426	[a]	279,276
HubSpot, Inc.		1,721	[a]	915,727
Microsoft Corp.		13,075		4,452,561
Roper Technologies, Inc.		1,672		803,898
Salesforce, Inc.		2,683	[a]	566,811
Shopify, Inc., Cl. A		18,389	[a]	1,187,929
Snowflake, Inc., Cl. A		2,994	[a]	526,884
Twilio, Inc., Cl. A		11,657	[a]	741,618
				10,956,524
Technology Hardware & Equipment - 7.3%
Apple, Inc.		28,120		5,454,436
Cisco Systems, Inc.		28,774		1,488,767
				6,943,203
Transportation - 1.2%
FedEx Corp.		2,262		560,750
Uber Technologies, Inc.		13,947	[a]	602,092
				1,162,842
Utilities - 1.5%
Constellation Energy Corp.		11,771		1,077,635
Exelon Corp.		7,542		307,261
				1,384,896
Total Common Stocks (cost $66,113,158)				92,589,859
	1-Day Yield (%)
Investment Companies - 2.3%
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,236,909)	5.17	2,236,909	[c]	2,236,909
Total Investments (cost $68,350,067)		99.8%		94,826,768
Cash and Receivables (Net)		.2%		172,361
Net Assets		100.0%		94,999,129

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $351,013 and the value of the collateral was $350,863, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.2
Health Care	19.1
Financials	14.8
Consumer Discretionary	9.4
Industrials	8.3
Energy	8.2
Communication Services	7.3
Materials	2.4
Investment Companies	2.3
Utilities	1.5
Consumer Staples	1.3
Real Estate	1.0
99.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.3%	1,781,995	11,341,584	(10,886,670)	2,236,909	47,662
Investment of Cash Collateral for Securities Loaned - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	617,400	5,456,707	(6,074,107)	-	849	††
Total - 2.3%	2,399,395	16,798,291	(16,960,777)	2,236,909	48,511

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $351,013)—Note 1(c):
Unaffiliated issuers	66,113,158	92,589,859
Affiliated issuers	2,236,909	2,236,909
Receivable for investment securities sold		380,693
Dividends and securities lending income receivable		54,972
Tax reclaim receivable—Note 1(b)		7,110
Receivable for shares of Beneficial Interest subscribed		824
Prepaid expenses		1,961
		95,272,328
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		48,747
Cash overdraft due to Custodian		3,194
Payable for investment securities purchased		155,508
Payable for shares of Beneficial Interest redeemed		26,129
Trustees’ fees and expenses payable		937
Other accrued expenses		38,684
		273,199
Net Assets ($)		94,999,129
Composition of Net Assets ($):
Paid-in capital		67,744,279
Total distributable earnings (loss)		27,254,850
Net Assets ($)		94,999,129

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	90,897,707	4,101,422
Shares Outstanding	3,012,018	135,440
Net Asset Value Per Share ($)	30.18	30.28

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $7,679 foreign taxes withheld at source):
Unaffiliated issuers	573,367
Affiliated issuers	47,662
Income from securities lending—Note 1(c)	849
Total Income	621,878
Expenses:
Management fee—Note 3(a)	334,839
Professional fees	40,874
Chief Compliance Officer fees—Note 3(b)	13,767
Prospectus and shareholders’ reports	7,235
Custodian fees—Note 3(b)	4,888
Distribution fees—Note 3(b)	4,818
Trustees’ fees and expenses—Note 3(c)	3,934
Loan commitment fees—Note 2	1,088
Shareholder servicing costs—Note 3(b)	389
Registration fees	4
Miscellaneous	1,879
Total Expenses	413,715
Less—reduction in expenses due to undertaking—Note 3(a)	(95,088)
Less—reduction in fees due to earnings credits—Note 3(b)	(266)
Net Expenses	318,361
Net Investment Income	303,517
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,069,049
Net change in unrealized appreciation (depreciation) on investments	12,498,822
Net Realized and Unrealized Gain (Loss) on Investments	14,567,871
Net Increase in Net Assets Resulting from Operations	14,871,388

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	303,517	719,439
Net realized gain (loss) on investments	2,069,049	8,906,177
Net change in unrealized appreciation (depreciation) on investments	12,498,822	(25,721,848)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,871,388	(16,096,232)
Distributions ($):
Distributions to shareholders:
Initial Shares	(9,892,027)	(18,522,652)
Service Shares	(433,310)	(853,635)
Total Distributions	(10,325,337)	(19,376,287)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	837,656	1,230,513
Service Shares	1,164	206,537
Distributions reinvested:
Initial Shares	9,892,027	18,522,652
Service Shares	433,310	853,635
Cost of shares redeemed:
Initial Shares	(5,719,984)	(10,309,912)
Service Shares	(395,292)	(577,161)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	5,048,881	9,926,264
Total Increase (Decrease) in Net Assets	9,594,932	(25,546,255)
Net Assets ($):
Beginning of Period	85,404,197	110,950,452
End of Period	94,999,129	85,404,197
Capital Share Transactions (Shares):
Initial Shares
Shares sold	27,921	38,457
Shares issued for distributions reinvested	354,758	557,426
Shares redeemed	(195,941)	(320,164)
Net Increase (Decrease) in Shares Outstanding	186,738	275,719
Service Shares
Shares sold	40	7,208
Shares issued for distributions reinvested	15,491	25,565
Shares redeemed	(13,016)	(18,277)
Net Increase (Decrease) in Shares Outstanding	2,515	14,496

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	June 30, 2023	Year Ended December 31,
Initial Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	28.87	41.58	35.68	31.82	28.03	32.72
Investment Operations:
Net investment income[a]	.10	.25	.18	.23	.30	.27
Net realized and unrealized gain (loss) on investments	4.77	(5.47)	8.50	6.17	7.36	(1.66)
Total from Investment Operations	4.87	(5.22)	8.68	6.40	7.66	(1.39)
Distributions:
Dividends from net investment income	(.10)	(.25)	(.19)	(.23)	(.33)	(.26)
Dividends from net realized gain on investments	(3.46)	(7.24)	(2.59)	(2.31)	(3.54)	(3.04)
Total Distributions	(3.56)	(7.49)	(2.78)	(2.54)	(3.87)	(3.30)
Net asset value, end of period	30.18	28.87	41.58	35.68	31.82	28.03
Total Return (%)	17.92[b]	(14.81)	25.63	24.63	29.12	(4.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92[c]	.91	.91	.93	.93	.93
Ratio of net expenses to average net assets	.70[c]	.73	.80	.82	.93	.93
Ratio of net investment income to average net assets	.69[c]	.79	.47	.77	1.00	.87
Portfolio Turnover Rate	24.57[b]	67.86	53.70	66.45	61.08	63.89
Net Assets, end of period ($ x 1,000)	90,898	81,555	106,015	91,818	82,328	69,774

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

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	Six Months Ended
	June 30, 2023	Year Ended December 31,
Service Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	28.95	41.68	35.76	31.88	28.08	32.76
Investment Operations:
Net investment income[a]	.06	.17	.09	.16	.22	.19
Net realized and unrealized gain (loss) on investments	4.79	(5.49)	8.51	6.19	7.37	(1.65)
Total from Investment Operations	4.85	(5.32)	8.60	6.35	7.59	(1.46)
Distributions:
Dividends from net investment income	(.06)	(.17)	(.09)	(.16)	(.25)	(.18)
Dividends from net realized gain on investments	(3.46)	(7.24)	(2.59)	(2.31)	(3.54)	(3.04)
Total Distributions	(3.52)	(7.41)	(2.68)	(2.47)	(3.79)	(3.22)
Net asset value, end of period	30.28	28.95	41.68	35.76	31.88	28.08
Total Return (%)	17.75[b]	(15.03)	25.31	24.33	28.79	(4.90)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.17[c]	1.16	1.16	1.18	1.18	1.18
Ratio of net expenses to average net assets	.95[c]	.98	1.05	1.07	1.18	1.18
Ratio of net investment income to average net assets	.44[c]	.54	.22	.52	.76	.62
Portfolio Turnover Rate	24.57[b]	67.86	53.70	66.45	61.08	63.89
Net Assets, end of period ($ x 1,000)	4,101	3,849	4,936	4,778	4,484	4,039

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Growth and Income Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

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The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either

18

categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	92,589,859	-	-	92,589,859
Investment Companies	2,236,909	-	-	2,236,909

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At June 30, 2023 the market value of collateral was 99.96% of the market value of securities on loan.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund received additional Collateral subsequent to period end which resulted in the market value of collateral to be at least 102% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $115 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and

20

economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Growth Stock Risk: Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $2,740,232 and long-term capital gains $16,636,055. The tax character of current year distributions will be determined at the end of the current fiscal year.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2023 through May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $95,088 during the period ended June 30, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make

22

payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2023, Service shares were charged $4,818 pursuant to the Distribution Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $343 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $266.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $4,888 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $13,767 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $57,577, Distribution Plan fees of $827, Custodian fees of $3,500, Chief Compliance Officer fees of $7,662 and Transfer Agent fees of $185, which are offset against an expense reimbursement currently in effect in the amount of $21,004.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2023, amounted to $21,597,714 and $27,135,675, respectively.

At June 30, 2023, accumulated net unrealized appreciation on investments was $26,476,701, consisting of $29,112,647 gross unrealized appreciation and $2,635,946 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 14-15, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of multi-cap core funds underlying variable insurance products

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

(“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all multi-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all multi-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median and above the Performance Universe median for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board noted that the fund had a four star rating for each of the three-, five- and ten-year periods and a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year, which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was equal to the Expense Group median and higher than the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .70% of the fund’s average daily net assets.

26

Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser or the Sub-Adviser that are considered to have similar investment strategies and policies as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

At the meeting of the fund’s Board held on March 14-15, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in

28

providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

30

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

31

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Variable Investment Fund, Growth and Income Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0108SA0623

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio

SEMI-ANNUAL REPORT June 30, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

Discussion of Fund Performance	2
Understanding Your Fund’s Expenses	5
Comparing Your Fund’s Expenses With Those of Other Funds	5
Statement of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Information About the Renewal of the Fund’s Investment Advisory and Sub-Investment Advisory Agreements and the Approval of the Fund’s Sub-Sub-Investment Advisory Agreement	24
Liquidity Risk Management Program	31

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Patrick Kent and Andrew Leger, Portfolio Managers of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio’s (the “fund”) Initial shares produced a total return of 6.86%, and its Service shares produced a total return of 6.73%.1 In comparison, the Russell 2000® Index (the “Index”), the fund’s benchmark, produced a total return of 8.09% for the same period.2

Small-cap stocks gained over the reporting period, as inflation eased, and investors began to anticipate the end of the Federal Reserve’s (the “Fed”) interest-rate hiking cycle. The fund lagged the Index due to allocation and stock selection decisions.

The Fund’s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of the companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis. The fund’s sub-adviser uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.

Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Easing Inflation and Monetary Policy Support Markets

While markets were roiled early in the reporting period by the banking crisis that emerged in February 2023, the dominant theme during the reporting period continued to be the Fed’s continued monetary tightening policy. But the anticipated end to this policy and the emergence of the artificial intelligence (“AI”) theme provided markets with support.

The Fed reiterated its outlook that rates need to remain higher for longer, but data showed that inflation continued to slow from its peak in June 2022, and that the labor market began to soften. Though unemployment has remained relatively low, some large technology companies announced layoffs or paused hiring amid a more cautious macroeconomic outlook. In fact, the Fed has continued to raise rates 15 months into a tightening cycle, and this has typically led to a significant slowdown in consumption growth. In addition, credit growth is slowing, and money supply is declining, and this is likely to lead to slower economic growth.

The first quarter 2023 earnings seasons reflected a corporate spending pullback and a focus on optimization and trimming labor costs. But the banking crisis that emerged was especially disruptive. Three regional banks—Silicon Valley Bank, Signature Bank and First Republic Bank—faced mounting losses in their long-dated bond holdings as interest rates rose.

Uninsured depositors were spooked by the headlines and lost confidence, choosing to move their money into larger money center banks.

In May 2023, Congress reached an apparent standoff in the debate on the federal debt ceiling. While an agreement was eventually reached, providing the market with some relief, the run-up caused some turmoil as the prospect of a default was threatened.

Late in the period, the market benefited from investors’ anticipation of the end of the Fed’s tightening cycle. While rate cuts are not anticipated in the near term, a pause in rate hikes and a potential end to tightening boosted investor sentiment. The possibility that the economy could experience a “soft landing” and avoid recession provided some support to the market as well.

The market also was boosted by the launch of ChatGPT by Open AI, which drew investors’ attention to the promise of artificial intelligence and its likely enhancement of productivity and economic growth. While the most immediate beneficiaries of this news were large-cap growth stocks in the information technology sector, their performance provided support to the market as a whole.

In small-cap stocks, growth outperformed value over the last six months quite handily. But small caps generally underperformed large caps.

Allocation and Security Selection Decisions Hampered Performance

The fund could not keep pace with the Russell 2000® Growth Index, but it handily beat the Russell 2000® Value Index in the period. The information technology sector was the largest detractor. We were underweight in the sector, and it posted strong returns in the first half. We lagged in this sector despite positive selection in software and IT services, where companies such as DoubleVerify Holdings, Inc., an advertising tech company, increased significantly. Positions in the semiconductor and semiconductor equipment industry and in computer hardware were also a drag on performance. In addition, ADTRAN Holdings, Inc., a telecom equipment company, saw a slowdown in spending from its customers, causing the stock to fall. Utilities also hindered performance. This has been one of the worst-performing sectors year to date, and we have been overweight. Independent power producers such as NextEra Energy Partners LP declined in value despite attractive dividend yields and growth.

On the other hand, the health care sector was a positive contributor through both via an overweight allocation and strong stock selection. One standout position was in R1 RCM, Inc., a revenue cycle management company for health care providers, which saw shares increase 68% following positive updates on fundamentals. The communication services sector was another area of outperformance. Stock selection was strong, with particular strength in media and entertainment investments. Our underweight to real estate contributed positively to performance as well.

Outlook Uncertain, Valuations Attractive

The economy is showing signs of softening. Bank credit growth has been slowing since the regional banking concerns that began in March. With the Fed now 15 months into a tightening cycle, money supply (as measured by M2) declined 4% in May. This tightening will continue to run through the economy with a lagged effect. Excess consumer savings accumulated during the pandemic have largely been spent, and consumer revolving credit

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

has been increasing at the same time that rates on consumer loans have increased. The U.S. manufacturing PMI stands at 46 (below 50 indicates contraction) and is approaching pandemic lows. Continuing unemployment claims, although still low, have risen. In the last Fed 10 tightening cycles, personal consumption has decelerated approximately 14 – 15 months after tightening begins. So, a slowing in the U.S. economy is expected from here.

Small- and mid-cap stocks remain attractively priced relative to history and relative to large-cap companies. At 17x forward estimates, the Russell 2500® Index is 11% below its 10-year average price/earnings ratio. In contrast, the S&P 500® Index stands at a premium to its historic average, despite operating margins at elevated levels. The earnings risk in the market suggests a relatively defensive positioning in the near term would be prudent, but this should provide extremely attractive entry points in small- and mid-cap stocks over the coming year.

July 17, 2023

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

² Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased, small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true, small-cap opportunity set. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.26	$5.54
Ending value (after expenses)	$1,068.60	$1,067.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.16	$5.41
Ending value (after expenses)	$1,020.68	$1,019.44
†

Expenses are equal to the fund’s annualized expense ratio of .83% for Initial Shares and 1.08% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 94.7%
Automobiles & Components - .9%
Stoneridge, Inc.	130,582	[a]	2,461,471
Banks - 6.7%
BankUnited, Inc.	136,634		2,944,463
First Bancorp/Puerto Rico	454,578		5,554,943
First Interstate BancSystem, Inc., Cl. A	92,477		2,204,652
First Merchants Corp.	80,386		2,269,297
Synovus Financial Corp.	108,847		3,292,622
Texas Capital Bancshares, Inc.	55,631	[a]	2,864,997
			19,130,974
Capital Goods - 8.2%
EnerSys	42,898		4,655,291
Flowserve Corp.	86,889		3,227,926
Fluor Corp.	268,696	[a,b]	7,953,402
Matrix Service Co.	306,052	[a]	1,802,646
SiteOne Landscape Supply, Inc.	11,165	[a]	1,868,574
Spirit AeroSystems Holdings, Inc., Cl. A	132,598	[a,b]	3,870,536
			23,378,375
Commercial & Professional Services - 1.4%
The Brink's Company	60,767		4,121,826
Consumer Discretionary Distribution - 3.1%
Citi Trends, Inc.	77,273	[a]	1,364,641
Designer Brands, Inc., Cl. A	203,430	[b]	2,054,643
Ollie's Bargain Outlet Holdings, Inc.	92,851	[a]	5,378,858
			8,798,142
Consumer Durables & Apparel - 1.9%
GoPro, Inc., Cl. A	539,230	[a]	2,232,412
Topgolf Callaway Brands Corp.	159,288	[a]	3,161,867
			5,394,279
Consumer Services - 6.3%
Bloomin' Brands, Inc.	167,694		4,509,292
Bright Horizons Family Solutions, Inc.	29,123	[a]	2,692,421
Genius Sports Ltd.	902,244	[a]	5,584,890
Papa John's International, Inc.	31,662	[b]	2,337,605
Six Flags Entertainment Corp.	111,402	[a]	2,894,224
			18,018,432
Consumer Staples Distribution - 1.8%
The Chefs' Warehouse, Inc.	143,012	[a]	5,114,109
Energy - 8.5%
CNX Resources Corp.	284,210	[a,b]	5,036,202
Dril-Quip, Inc.	125,229	[a]	2,914,079
Expro Group Holdings NV	92,867	[a]	1,645,603

Description	Shares		Value ($)
Common Stocks - 94.7% (continued)
Energy - 8.5% (continued)
Frontline PLC	124,377		1,807,198
PBF Energy, Inc., Cl. A	114,262		4,677,886
Transocean Ltd.	495,841	[a]	3,475,845
Viper Energy Partners LP	175,707		4,714,219
			24,271,032
Financial Services - 4.5%
Essent Group Ltd.	111,536		5,219,885
PJT Partners, Inc., Cl. A	69,819		4,862,195
PRA Group, Inc.	118,912	[a]	2,717,139
			12,799,219
Health Care Equipment & Services - 13.1%
Acadia Healthcare Co., Inc.	46,101	[a]	3,671,484
CONMED Corp.	22,443		3,049,779
Globus Medical, Inc., Cl. A	49,898	[a]	2,970,927
ModivCare, Inc.	34,673	[a]	1,567,566
Omnicell, Inc.	57,707	[a]	4,251,275
Privia Health Group, Inc.	221,220	[a,b]	5,776,054
R1 RCM, Inc.	350,072	[a]	6,458,828
Select Medical Holdings Corp.	164,986		5,256,454
TransMedics Group, Inc.	53,956	[a]	4,531,225
			37,533,592
Household & Personal Products - 2.2%
Spectrum Brands Holdings, Inc.	79,755		6,224,878
Insurance - 2.3%
BRP Group, Inc., Cl. A	132,873	[a]	3,292,593
The Hanover Insurance Group, Inc.	28,264		3,194,680
			6,487,273
Materials - 5.4%
Alamos Gold, Inc., Cl. A	726,636		8,661,501
Largo, Inc.	275,901	[a]	1,178,097
The Chemours Company	88,735		3,273,434
Tronox Holdings PLC	195,230		2,481,373
			15,594,405
Media & Entertainment - 3.3%
Eventbrite, Inc., Cl. A	387,469	[a]	3,700,329
Magnite, Inc.	422,108	[a,b]	5,761,774
			9,462,103
Pharmaceuticals, Biotechnology & Life Sciences - 5.9%
Alkermes PLC	260,982	[a]	8,168,737
Denali Therapeutics, Inc.	138,350	[a]	4,082,709
Insmed, Inc.	136,306	[a]	2,876,057
Pacific Biosciences of California, Inc.	137,898	[a]	1,834,043
			16,961,546

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 94.7% (continued)
Real Estate Management & Development - 1.0%
Colliers International Group, Inc.		28,461		2,794,586
Semiconductors & Semiconductor Equipment - 1.7%
MaxLinear, Inc.		94,513	[a]	2,982,830
Synaptics, Inc.		22,000	[a]	1,878,360
				4,861,190
Software & Services - 5.8%
DoubleVerify Holdings, Inc.		144,838	[a]	5,637,095
Edgio, Inc.		1,318,233	[a]	888,489
JFrog Ltd.		214,578	[a]	5,943,811
Zuora, Inc., Cl. A		373,019	[a]	4,092,018
				16,561,413
Technology Hardware & Equipment - 3.7%
ADTRAN Holdings, Inc.		277,228		2,919,211
Itron, Inc.		83,541	[a]	6,023,306
Knowles Corp.		94,566	[a]	1,707,862
Ondas Holdings, Inc.		93,380	[a,b]	80,344
				10,730,723
Transportation - 2.0%
SkyWest, Inc.		144,145	[a]	5,869,584
Utilities - 5.0%
Atlantica Sustainable Infrastructure PLC		60,940		1,428,434
Clearway Energy, Inc., Cl. C		215,373		6,151,053
NextEra Energy Partners LP		116,408		6,826,165
				14,405,652
Total Common Stocks (cost $259,555,514)				270,974,804

Exchange-Traded Funds - 2.6%
Registered Investment Companies - 2.6%
iShares Russell 2000 ETF (cost $7,437,654)		39,814	[b]	7,455,968
	1-Day Yield (%)
Investment Companies - 2.8%
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,003,297)	5.17	8,003,297	[c]	8,003,297

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 2.8%
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $8,154,605)	5.17	8,154,605	[c]	8,154,605
Total Investments (cost $283,151,070)		102.9%		294,588,674
Liabilities, Less Cash and Receivables		(2.9%)		(8,347,939)
Net Assets		100.0%		286,240,735

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $18,239,789 and the value of the collateral was $18,681,430, consisting of cash collateral of $8,154,605 and U.S. Government & Agency securities valued at $10,526,825. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	19.0
Financials	13.4
Consumer Discretionary	12.2
Industrials	11.7
Information Technology	11.2
Energy	8.5
Investment Companies	8.2
Materials	5.4
Utilities	5.0
Consumer Staples	4.0
Communication Services	3.3
Real Estate	1.0
102.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.8%	10,424,843	21,583,436	(24,004,982)	8,003,297	230,191
Investment of Cash Collateral for Securities Loaned - 2.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 2.8%	6,871,403	97,054,073	(95,770,871)	8,154,605	29,529	††
Total - 5.6%	17,296,246	118,637,509	(119,775,853)	16,157,902	259,720

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $18,239,789)—Note 1(c):
Unaffiliated issuers	266,993,168	278,430,772
Affiliated issuers	16,157,902	16,157,902
Dividends and securities lending income receivable		122,173
Receivable for shares of Beneficial Interest subscribed		7,254
Prepaid expenses		6,473
		294,724,574
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		187,433
Liability for securities on loan—Note 1(c)		8,154,605
Payable for shares of Beneficial Interest redeemed		67,100
Trustees’ fees and expenses payable		3,009
Other accrued expenses		71,692
		8,483,839
Net Assets ($)		286,240,735
Composition of Net Assets ($):
Paid-in capital		271,289,447
Total distributable earnings (loss)		14,951,288
Net Assets ($)		286,240,735

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	267,971,881	18,268,854
Shares Outstanding	6,536,473	477,250
Net Asset Value Per Share ($)	41.00	38.28

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $18,293 foreign taxes withheld at source):
Unaffiliated issuers	1,875,470
Affiliated issuers	230,191
Income from securities lending—Note 1(c)	29,529
Interest	272
Total Income	2,135,462
Expenses:
Management fee—Note 3(a)	1,037,066
Professional fees	46,775
Distribution fees—Note 3(b)	22,112
Chief Compliance Officer fees—Note 3(b)	13,435
Prospectus and shareholders’ reports	12,498
Trustees’ fees and expenses—Note 3(c)	11,794
Loan commitment fees—Note 2	4,182
Custodian fees—Note 3(b)	3,814
Shareholder servicing costs—Note 3(b)	816
Miscellaneous	10,914
Total Expenses	1,163,406
Less—reduction in fees due to earnings credits—Note 3(b)	(453)
Net Expenses	1,162,953
Net Investment Income	972,509
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,213,590
Net change in unrealized appreciation (depreciation) on investments	14,364,563
Net Realized and Unrealized Gain (Loss) on Investments	17,578,153
Net Increase in Net Assets Resulting from Operations	18,550,662

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	972,509	856,894
Net realized gain (loss) on investments	3,213,590	5,993,934
Net change in unrealized appreciation (depreciation) on investments	14,364,563	(62,163,398)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,550,662	(55,312,570)
Distributions ($):
Distributions to shareholders:
Initial Shares	(6,526,306)	(55,760,430)
Service Shares	(432,230)	(4,063,030)
Total Distributions	(6,958,536)	(59,823,460)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	7,958,455	16,948,550
Service Shares	580,913	863,522
Distributions reinvested:
Initial Shares	6,526,306	55,760,430
Service Shares	432,230	4,063,030
Cost of shares redeemed:
Initial Shares	(10,490,148)	(28,219,086)
Service Shares	(820,808)	(1,644,939)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	4,186,948	47,771,507
Total Increase (Decrease) in Net Assets	15,779,074	(67,364,523)
Net Assets ($):
Beginning of Period	270,461,661	337,826,184
End of Period	286,240,735	270,461,661
Capital Share Transactions (Shares):
Initial Shares
Shares sold	199,779	392,653
Shares issued for distributions reinvested	169,647	1,206,153
Shares redeemed	(258,990)	(644,722)
Net Increase (Decrease) in Shares Outstanding	110,436	954,084
Service Shares
Shares sold	15,464	21,384
Shares issued for distributions reinvested	12,023	93,921
Shares redeemed	(21,793)	(40,559)
Net Increase (Decrease) in Shares Outstanding	5,694	74,746

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2023	Year Ended December 31,
Initial Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	39.39	57.77	49.66	41.78	41.20	60.91
Investment Operations:
Net investment income (loss)[a]	.14	.14	(.06)	.06	.26	(.06)
Net realized and unrealized gain (loss) on investments	2.49	(8.22)	8.23	8.07	8.35	(9.48)
Total from Investment Operations	2.63	(8.08)	8.17	8.13	8.61	(9.54)
Distributions:
Dividends from net investment income	(.13)	-	(.06)	(.25)	-	-
Dividends from net realized gain on investments	(.89)	(10.30)	-	-	(8.03)	(10.17)
Total Distributions	(1.02)	(10.30)	(.06)	(.25)	(8.03)	(10.17)
Net asset value, end of period	41.00	39.39	57.77	49.66	41.78	41.20
Total Return (%)	6.86[b]	(16.62)	16.46	19.89	21.78	(19.08)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.83[c]	.82	.82	.85	.84	.84
Ratio of net expenses to average net assets	.83[c]	.82	.82	.85	.84	.84
Ratio of net investment income (loss) to average net assets	.72[c]	.31	(.10)	.16	.64	(.12)
Portfolio Turnover Rate	19.86[b]	37.56	59.71	68.67	65.42	67.90
Net Assets, end of period ($ x 1,000)	267,972	253,112	316,092	286,250	260,321	146,730

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
	June 30, 2023	Year Ended December 31,
Service Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	36.79	54.77	47.15	39.65	39.53	58.98
Investment Operations:
Net investment income (loss)[a]	.09	.02	(.19)	(.03)	.16	(.19)
Net realized and unrealized gain (loss) on investments	2.32	(7.70)	7.81	7.68	7.99	(9.09)
Total from Investment Operations	2.41	(7.68)	7.62	7.65	8.15	(9.28)
Distributions:
Dividends from net investment income	(.03)	-	-	(.15)	-	-
Dividends from net realized gain on investments	(.89)	(10.30)	-	-	(8.03)	(10.17)
Total Distributions	(.92)	(10.30)	-	(.15)	(8.03)	(10.17)
Net asset value, end of period	38.28	36.79	54.77	47.15	39.65	39.53
Total Return (%)	6.73[b]	(16.83)	16.16	19.58	21.49	(19.29)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08[c]	1.07	1.07	1.10	1.09	1.09
Ratio of net expenses to average net assets	1.08[c]	1.07	1.07	1.10	1.09	1.09
Ratio of net investment income (loss) to average net assets	.47[c]	.06	(.36)	(.09)	.41	(.37)
Portfolio Turnover Rate	19.86[b]	37.56	59.71	68.67	65.42	67.90
Net Assets, end of period ($ x 1,000)	18,269	17,349	21,734	19,939	17,628	15,291

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Opportunistic Small Cap Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	270,974,804	-	-	270,974,804
Exchange-Traded Funds	7,455,968	-	-	7,455,968
Investment Companies	16,157,902	-	-	16,157,902

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $4,025 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $16,291,269 and long-term capital gains $43,532,191. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2023, Service shares were charged $22,112 pursuant to the Distribution Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $618 for transfer agency services.

These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $453.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $3,814 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $13,435 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $172,888, Distribution Plan fees of $3,676, Custodian fees of $3,000, Chief Compliance Officer fees of $7,496 and Transfer Agent fees of $373.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2023, amounted to $54,233,880 and $53,552,872, respectively.

At June 30, 2023, accumulated net unrealized depreciation on investments was $11,437,604, consisting of $50,322,604 gross unrealized appreciation and $38,885,000 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 14-15, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement, the “Agreements”), pursuant to which Newton Investment Management North America, LLC (the “Sub-Adviser” or “NIMNA”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper (“Lipper”), which included information comparing (1) the performance of the fund’s Initial shares with the performance of a group of small-cap core funds underlying variable insurance products

(“VIPs”) selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all small-cap core funds underlying VIPs (the “Performance Universe”), all for various periods ended December 31, 2022, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all small-cap core funds underlying VIPs with similar 12b-1/non-12b-1 structures, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above or at the Performance Group median for all periods, except for the two- and five-year periods when the fund’s total return performance was below the Performance Group median, and was above or at the Performance Universe median for all periods, except for the two-, four- and five-year periods when the fund’s total return performance was below the Performance Universe median. The Board discussed with representatives of the Adviser and the Sub-Adviser the reasons for the fund’s underperformance versus the Performance Group and/or Performance Universe during certain periods under review and noted that the portfolio managers are very experienced and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and equal to the Expense Universe median actual management fee, and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

*******

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

At the meeting of the fund’s Board held on March 14-15, 2023, the Board also considered the approval of a delegation arrangement between NIMNA and its affiliate, Newton Investment Management Limited (“NIM”), which permits NIMNA, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIM, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIMNA and NIM, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIM to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIM as primary portfolio managers of the fund and to use the investment research services of NIM in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the meeting in connection with the Board’s re-approval of the Agreements for the ensuing year, other than the information about the delegation arrangement and NIM.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIM; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended, and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIM under the SSIA

Agreement, the Board considered: (i) NIM’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIM’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIM, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIMNA, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Investment Advisory Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS AND THE APPROVAL OF THE FUND’S SUB-SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

BNY Mellon Center

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 0121SA0623

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Variable Investment Fund

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 7, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 8, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)